UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On October 16, 2012, State Street Corporation (“State Street” or the “Company”) issued a news release announcing its results of operations and related financial information for the third quarter of 2012. Copies of that news release and accompanying third-quarter 2012 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In addition, a slide presentation providing highlights of State Street's third-quarter 2012 results of operations and information pertaining to its investment portfolio as of September 30, 2012, which will be referenced in connection with the investor conference call to be held by the Company on October 16, 2012, is furnished with this Form 8-K as Exhibit 99.3.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation's news release dated October 16, 2012, announcing its third-quarter 2012 results of operations and related financial information, and accompanying third-quarter 2012 financial information addendum, are furnished herewith as Exhibits 99.1 and 99.2, respectively; and a slide presentation providing highlights of State Street's third-quarter 2012 results of operations and information pertaining to its investment portfolio, which will be made available in connection with the investor conference call referenced in the October 16, 2012 news release, is furnished herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ JAMES J. MALERBA
	Name:	James J. Malerba
	Title:	Executive Vice President, Corporate Controller and Chief Accounting Officer
Date: October 16, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street's news release dated October 16, 2012, announcing its third-quarter 2012 results of operations and related financial information.
99.2	State Street's third-quarter 2012 financial information addendum.
99.3	Slide presentation providing highlights of State Street's third-quarter 2012 results of operations and information pertaining to its investment portfolio as of September 30, 2012.